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                       AUSA LIFE INSURANCE COMPANY, INC.
                              SEPARATE ACCOUNT B

                       SUPPLEMENT DATED NOVEMBER 9, 1998
                                    TO THE
                       PROSPECTUS DATED OCTOBER 1, 1998
                                    FOR THE
                    VANGUARD VARIABLE ANNUITY PLAN CONTRACT

                                  OFFERED BY
                       AUSA LIFE INSURANCE COMPANY, INC.
                          (A NEW YORK STOCK COMPANY)

The following instructions replace the wiring instructions found in the pro-spectus.

MONEY SHOULD BE WIRED TO:
                       First Union National Bank
                       ABA 031201467
                       Deposit Account Number 2014126522964
                       AUSA Life Insurance Company, Inc. and The Vanguard Group, Inc.
                       [YOUR CONTRACT NUMBER]
                       [YOUR CONTRACT REGISTRATION]

PLEASE CALL: 1-800-258-4271
BEFORE WIRING

                                    * * * *

 Free Look Period for Replacements

  Effective November 10, 1998, if the Contract Owner is purchasing a Contract as a replacement of an existing annuity contract or life insurance or endow-ment policy, a Free Look Period exists for 60 days after the Contract Owner receives the Contract plus 5 days for mailing. (If the purchase is not a re-placement, the Free Look Period is 20 days after the Contract Owner receives the Contract plus 5 days for mailing.) The Contract Owner may cancel the Con-tract during the Free Look Period by returning the Contract to the Vanguard Variable Annuity Center, P.O. Box 1103, Valley Forge, PA 19482-1103. Upon can-cellation of a replacement Contract, the Contract is treated as void from the Contract Date and the Contract Owner will receive the greater of the Purchase Payments made under the Contract and any fees or other charges or the Accumu-lated Value of the Contract as of the day the Contract is received by the Com-pany. If the amount returned is based on Purchase Payments, the Contract Owner will also receive the amount of any mortality and expense risk charges and ad-ministrative charges exacted to date. On the other hand, if the amount re-turned is based on the Accumulated Value, the Contract Owner will also receive the amount of any prorated annual maintenance fee and the amount of any mor-tality and expense risk charges and administrative expenses exacted to date. (The prorated annual maintenance fee is already included when calculating the amount returned based on Purchase Payments.)

 Reinstatements

  The Company occasionally receives requests to reinstate funds that had been transferred to another company via an exchange under Code Section 1035 or a trustee-to-trustee transfer under the Code. In this situation, the Company will require the Contract Owner to replace the same total amount of money in the applicable Subaccounts as was taken from them to effect the transfer. The total dollar amount of funds reapplied to the Separate Account will be used to purchase a number of Accumulation Units available for each Subaccount based on the Accumulation Unit Values at the date of Reinstatement (within two days of the date the funds were received by the Company). It should be noted that the number of Accumulation Units available on the Reinstatement date may be more or less than the number surrendered for the transfer. Contract Owners should consult a qualified tax adviser concerning the tax consequences of any Code
Section 1035 exchanges or reinstatements.

                                                               PSFUNY-11/9/1998